UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

ZAGG INC

(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Drive, Suite 500

Midvale, Utah 84047

(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 7, 2017, ZAGG Inc furnished a Results from Operations Press Release as Exhibit 99.2 on a Current Report on Form 8-K (“Original Release”). The Amended Results from Operations Press Release, furnished with this report as Exhibit 99.1, corrects page three of the Original Release that provided a 2017 net sales guidance range of $470 million to $510 million. The correct 2017 guidance is $470 million to $500 million.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Amended Results of Operations Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

Date: March 9, 2017	/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday
Chief Financial Officer

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